 1      Allianz SE  Allianz Europe B.V. Netherlands  Allianz Foundation for North AmericaCalifornia  Allianz Asset Management of America LLCDelaware  Allianz Mexico, S.A. Compania De Seguros Mexico  Allianz Life Insurance Company of North America Minnesota  PFP Holdings, Inc.Delaware  AZOA Services CorporationNew York  Allianz Global Risks US Insurance Company Illinois  Allianz Renewable Energy Partners of America LLC Delaware            0. 1% Managing Member  99.8%  99.999%  Allianz Real Estate of America LLC Delaware  Allianz Technology of America, Inc.Delaware  Allianz of America, IncDelaware  Allianz Finance CorporationDelaware    .001%    Allianz Finanzbeteiligungs GmbH  Allianz Asset Management AG  Allianz Asset Management of America Holdings Inc.    74.47% 25.53%  ** Various Non-US Intermediaries are not shown  Allianz Capital Partners of America, Inc.Delaware  Fireman’s Fund Insurance Company California    Page 2  Page 4  Page 35%  San Francisco Reinsurance CompanyCalifornia  66.7%  33.3%  AMOS International B.V.** Netherlands  95%  P & C Insurance CompanyLife Insurance Company  Page 6  0.1%            AGCS International Holding B.V.Netherlands      Allianz Global Corporate & Specialty SEGermany      20% (Common)100% (Non-VotingPreferred)  80% (Common)                                                              Page 5        Note: Subsidiary relationships are 100% owned except where indicated  As of 01/22/2018

 Wm.H. McGee& Company of Puerto Rico, Inc.Puerto Rico  Allianz Global Corporate& Specialty of Bermuda LimitedBermuda  Wm.H. McGee& Company (Bermuda) LTD. Bermuda      P & C Insurance Company                2  Note: Subsidiary relationships are 100% owned except where indicated  As of 01/22/2018  Allianz Global Risks US Insurance Company Illinois  Wm. H. McGee& Co. Inc.New York  AGCS Marine Insurance Company Illinois  Allianz Underwriters Insurance Company Illinois    Fireman’s Fund Insurance Company California        1739908 Ontario, Inc.Canada          Allianz Risk Consulting, LLC California              AIM Underwriting Ltd.Canada    Allianz Aviation Managers, LLC New York

   Fireman’s Fund Insurance Company California    Fireman’s Fund Financial Services, LLC Delaware      Chicago Insurance Company Illinois      Interstate Fire &  Casualty Company Illinois    International Film Guarantors LLCCalifornia      Fireman’s Fund Insurance Company of OhioOhio      National Surety Corporation Illinois      Associated Indemnity Corporation California      Fireman’s Fund Insurance Companyof Hawaii, Inc.Hawaii      Fireman’s Fund Indemnity Corporation New Jersey      The American Insurance Company Ohio    Par Holdings LTDBermuda      American Automobile Insurance Company Missouri                              P & C Insurance Company      13.98%  3  Note: Subsidiary relationships are 100% owned except where indicated  As of 01/22/2018

   4  As of 01/22/2018    AZL PFInvestments, Inc.(Minnesota)    Allianz Life Financial Services, LLC(Minnesota)    Allianz Investment Management, LLC (Minnesota)    Yorktown Financial Companies, Inc. (Indiana)    Questar Capital Corporation (Minnesota)    Questar Asset Management Inc. (Minnesota)    Questar Agency, Inc. (Minnesota)    Allianz Life Insurance Company of New York (New York)    Allianz Individual Insurance Group, LLC (Minnesota)      Dresdner Kleinwort Pfandbriefe Investments II, Inc. (Delaware)                  Allianz Fund Investments, Inc. (Delaware)        Inforce Solutions, LLC (Georgia)      Allianz Life Insurance Company of New York (New York)      Allianz Life Insurance Company of Missouri (Missouri)      Allianz Annuity Company of Missouri(Missouri)              Life Insurance Company  Note: Subsidiary relationships are 100% owned except where indicated        TruChoice Financial Group, LLC (Minnesota)      Allianz Life Insurance Company of North America(Minnesota)  Organization Chart          GamePlan Financial Marketing, LLC (Georgia)    The Annuity Store Fin. & Ins. Services, LLC (California)        American Financial Marketing, LLC (Minnesota)    Ann Arbor Annuity Exchange, LLC (Michigan)

 U.S. Asset Management Entities and Ownership  CONFIDENTIAL  Key:  Page 5as of 01/22/2018Effective December 31, 2016              Allianz SE [Munich] DE0001      Allianz Global Investors U.S. Holdings LLC  [Delaware]BU 0106  Allianz Global Investors Distributors LLC [Delaware]BU 0300      PIMCO Global Advisors (Ireland)Limited [Ireland] BU 0470      PIMCO Japan Ltd[BVI]BU 0450      PIMCO Global Advisors LLC[Delaware]BU 0400      PIMCO Global Advisors (Resources) LLC [Delaware]BU 0410      PIMCOAustralia Pty Limited [Australia] BU 0430      PIMCO Asia Pte Ltd[Singapore]BU 0440  PIMCO Europe Ltd[UK]BU 0460Italy Branch BU 0475      NFJ Investment Group LLC[Delaware]BU 0800      Pacific Investment Management Company LLC[Delaware]BU 0200      StocksPLUS Management Inc.  [Delaware]BU 0220                  99%  100%      Allianz Global Investors U.S. LLC[Delaware]BU 0105                                                    PIMCO Global Holdings LLC[Delaware]BU 0250      PIMCO Canada Corp.[Nova Scotia]BU 0260  100%      100%      100%    81.3% "A"  4.3 "M"  100%          PIMCO Asia Limited [Hong Kong] BU 0490            100%                  PIMCO (Schweiz) GmbH [Switzerland]BU 0425                                    PIMCO Investments LLC[Delaware]  BU 0210          PIMCO Global Advisors (Luxembourg) S.A.  [Luxembourg]BU 0246          100%  100%        PIMCOLatin America Administradora de Carteiras Ltda. [Brazil]BU 0270              99%  100%  1%                      1%          PGA Global Services LLC[Delaware]BU 0405Hong Kong Branch: BU 0590 UK Branch: BU 0560      "A" and "E" LPAllianz Asset Management of America L.P.[Delaware]BU 0100100%  Allianz Asset Management AG[Munich]DE0020  Allianz Asset Management of America LLC[Delaware]BU 1060  Units Not Held by Allianz Entities  Allianz of America, Inc.[Delaware]  US0024  Allianz Asset Management of America Holdings Inc.[Delaware]BU 1070  "E" LP  99.8% "A" Non-Managing Interest  74.47%  100%  Allianz Asset Management U.S. Holding II LLC[Delaware]BU 1800  100%  2.5% "B"  11.9% "B" and "M"  PIMCO Deutschland GmbH[Munich]BU 1230  100%  Allianz Europe B.V. [Amsterdam] NL0175100%  100%            0.1% "A" Non-Managing Interest          Private Fund GPs / Management Entities / Fund Entities    0.1% "B" Managing Interest  100%  Oppenheimer Group, LLC [Delaware] BU 0570      100%      PIMCOAustralia Management Limited [Australia] BU 0435      100%  25.53%  GP          Private Fund GPs / Management Entities / Fund Entities    SEC-Registered Investment Adviser  SEC-Registered Broker-Dealer  Non-U.S. Investment Adviser  Non-U.S. Broker-Dealer  Non-U.S. Investment Adviser and Non-U.S. Broker-Dealer  Non-adviser/broker companies  Accounting not handled by AAM LP      PFP Holdings, Inc.[Delaware]BU 1055            Allianz Finanzbeteiligungs GmbH[Munich]DE0181

 6  Allianz Worldwide Partners S.A.S.***Paris, France  Euler Hermes S.A.Paris, France            ** Various Non-US Intermediaries are not shown***f/k/a Allianz Global Assistance S.A.S.Note: Subsidiary relationships are 100% owned except where indicated  Allianz SEMunich, Germany  **  Fusion CompanyDelaware  AZ-Arges Vermogensverwaltungsgesellschaft MBH  Munich, Germany      50%  50%                  Page 7      P & C Insurance Company                As of 01/22/2018  Allianz Europe B.V.Amsterdam, Netherlands            Allianz Holding France S.A.Paris, France            Allianz France S.A.Paris, France      Allianz Europe Ltd.Amsterdam, Netherlands        A.C.I.F. Allianz Compagnia Italia Finanziamenti S.p.A.Milan, Italy    Euler Hermes North America Holding, Inc.Owings Mills, Maryland, United States            Euler Hermes North America Insurance CompanyOwings Mills, Maryland, United States            Euler Hermes Services North America, LLCOwings Mills, Maryland, United States            Euler Hermes Collections North America CompanyOwings Mills, Maryland, United States        Allianz Global Corporate & Specialty AGMunich, Germany        Allianz Risk Transfer AGZurich, Switzerland        Allianz Risk Transfer, Inc.New York, NY

 7  Allianz SEMunich, Germany          100%Allianz Worldwide Partners S.A.S.Paris, France (Branch Office: Germany)  AWP P&C S.A.**Paris, France  AWP USA Inc.***District of Columbia, USA  Jefferson Insurance CompanyNew York, USA  AGA Service CompanyVirginia, USA  AZGA Service Canada Inc.Canada  AZGA Insurance Agency Canada, Ltd.Canada  Fusion CompanyDelaware, USA                  P & C Insurance Company* Allianz Worldwide Partners participations ~ 100%** f/k/a AGA International S.A.*** f/k/a AGA Inc.  Note: Various Non-US Intermediaries are not shownNote: Subsidiary relationships are 100% owned except where indicated  *  50%  Selectcare Worldwide CorporationCanada        As of 01/22/2018